UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2004

CHOICEPOINT INC.

(Exact name of registrant as specified in its charter)

Georgia	001-13069	58-2309650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Alderman Drive
	Alpharetta, Georgia	30005
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 752-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 20, 2004, the Board of Directors of ChoicePoint Inc. (the “Company”) appointed Ray M. Robinson as a new director effective immediately. Mr. Robinson will serve in the class of directors with a term expiring at the Company’s 2007 Annual Meeting of Shareholders, pending election by the Company’s shareholders at the 2005 annual meeting. The Board has not yet determined which Board committee or committees Mr. Robinson will join.

A copy of the press release concerning the election of Mr. Robinson is attached as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Press Release of ChoicePoint Inc. dated December 21, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 21, 2004.

CHOICEPOINT INC. (Registrant)

By:	/s/ Derek V. Smith

Derek V. Smith
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.
Exhibit 99.1	Press Release of ChoicePoint Inc. dated December 21, 2004.